Mining interests	12 Months Ended
Dec. 31, 2021
Exploration And Evaluation Of Mineral Resources [Abstract]
Mining interests	Mining interests

	2021	2020
	$	$
Property, plant and equipment (depletable)
Fekola Mine, Mali
Cost	1,645,337	1,516,134
Accumulated depreciation and depletion	(609,899)	(416,559)
	1,035,438	1,099,575
Masbate Mine, Philippines
Cost	1,085,687	1,046,577
Accumulated depreciation and depletion	(449,675)	(361,438)
	636,012	685,139
Otjikoto Mine, Namibia
Cost	782,208	696,956
Accumulated depreciation and depletion	(475,303)	(371,138)
	306,905	325,818

Exploration and evaluation properties (pre-depletable)
Gramalote Property, Colombia, net of impairment	119,866	95,435
Menankoto Property, Mali	33,739	28,991
Bantako North Property, Mali	15,351	6,191
Kiaka Royalty, Burkina Faso	18,488	—
Mocoa Royalty, Colombia	10,230	10,230
Finland Properties, Finland	12,561	9,034
Uzbekistan Properties, Uzbekistan	8,802	4,131
Kiaka Project, Burkina Faso	—	80,927
Ondundu Property, Namibia	—	10,701
Other	11,019	6,688
	230,056	252,328
Corporate & other
Office, furniture and equipment, net	23,420	24,160
	2,231,831	2,387,020
Investments in associates (accounted for using the equity method)
Calibre, Nicaragua	93,728	76,235
BeMetals, Various	10,508	—
	104,236	76,235
	2,336,067	2,463,255

Disposal of Kiaka Project

On November 30, 2021, the Company completed the sale of 100% of the issued and outstanding shares of Volta Resources (Cayman) Inc., the holder of an 81% interest in the Kiaka gold project located in Burkina Faso (the “Kiaka Project”) to West African Resources Limited (“WAF”). The measurement of the consideration is as follows:
•Cash payment of $0.45 million received on execution of the Kiaka Agreement;
•$43 million received on closing of the transaction, comprised of $22.5 million in cash and 22,190,508 WAF ordinary shares (valued at Aus. $1.31 per share using a foreign exchange rate of Aus. $1.41 to $1);
•$45 million deferred consideration payable on the earlier of (i) commencement of construction at the Kiaka Project (provided such date will be a minimum of 6 months from the date of the Kiaka Agreement), (ii) completion of a positive feasibility study at the Kiaka Project, and (iii) October 25, 2022, in cash or WAF ordinary shares, at B2Gold’s option but subject to any required WAF shareholder approval to issue WAF ordinary `shares; and
•the Company retained a 2.7% net smelter return royalty ("NSR") interest (the "Kiaka Royalty") on the first 2,500,000 ounces of gold produced at the Kiaka Project, and a 0.45% NSR royalty interest on the next 1,500,000 ounces of gold produced at the Kiaka Project valued at $18 million.

In determining the value of the Kiaka Royalty of $18 million, the Company applied a market value approach using a comparable transaction method, whereby the value to the Kiaka Royalty was determined based on the dollar value per NSR royalty ounce based on a comparable pool of gold related NSR royalty transactions. Management’s estimate of the fair value of the Kiaka Royalty is classified as level 3 in the fair value hierarchy. For accounting purposes, the Kiaka Royalty has been classified as a Mining Interest on the Consolidated Balance Sheet at December 31, 2021.

The gain on the disposal of the Kiaka Project was, $23 million as outlined below:

$
Proceeds from sale:
Initial payment received upon agreement execution	450
Cash consideration received upon closing	22,500
Common shares of WAF, issued upon closing	20,530
Cash consideration, one year from closing discounted at 10.22%	41,239
NSR royalty	18,488
Transaction costs	(248)
Total proceeds from sale, net of transaction costs	102,959

Total assets sold	85,656
Total liabilities sold	(5,356)
Net assets sold	80,300

Gain on disposal of Kiaka Project	22,659

Disposal of Toega Property

On November 30, 2021, the Company completed the sale of the Toega Property located in Burkina Faso to WAF. The measurement of consideration is as follows:
•$9 million as an initial non-refundable cash payment, received during the year ended December 31, 2020;
•$9 million received upon closing;
•production payments of in the form of an NSR royalty (the "Toega Royalty") on the first 1.5 million ounces of production from the Toega Property area valued at $3 million. The Toega Royalty is paid at a rate of 2.7% until payments total $22.5 million and then 0.45% thereafter.
•$2 million to be received from WAF upon the favourable settlement of a disputed tax assessment.

The $9 million non-refundable cash payment was credited to the carrying value of the mineral property during the year ended December 31, 2020. The remaining value of the Toega Property of $12 million was classified as an asset held for sale on the Consolidated Balance Sheet at December 31, 2020.

In determining the value of the Toega Royalty of $3 million, the Company applied a market value approach using the comparable transaction method, whereby the value to the Toega Royalty was determined based on the dollar value per NSR royalty ounce based on a comparable pool of gold related NSR royalty transactions. Management’s estimate of the fair value of the Toega Royalty is classified as level 3 in the fair value hierarchy. For accounting purposes, the Toega Royalty has been classified as a Mining Interest on the Consolidated Balance Sheet at December 31, 2021.

The loss on the disposal of the Toega Property is outlined below:

$
Proceeds from sale:
Cash consideration, received upon agreement execution	9,000
Cash consideration, received upon closing	9,000
NSR royalty	2,599
Tax guarantee receivable	1,858
Transaction costs	(18)
Total proceeds from sale, net of transaction costs	22,439

Total assets sold	23,237
Total liabilities sold	(602)
Net assets sold	22,635

Loss on disposal of Toega Property	(196)
Kronk and BeMetals

On April 26, 2021, the Company completed the sale of the outstanding common shares of its subsidiary Kronk Resources Inc. ("Kronk") to BeMetals Corp. ("BeMetals"). In exchange for its interest in Kronk, the Company received 16 million shares of BeMetals valued at $5 million. The gain on the sale of $1 million has been recorded in Other Operating Income in the Consolidated Statement of Operations for the year. In connection with the transaction, the Company also purchased 17 million shares of BeMetals valued at Cdn. $0.44 per share for a total cost of $6 million by way of a non-brokered private placement.

Upon closing of the transactions, the Company held approximately 19% of the outstanding shares of BeMetals. The Company determined that, effective April 26, 2021, it has significant influence over the decision-making process of BeMetals as a result of its share ownership and having executives of the Company on BeMetals' Board of Directors. Therefore, the Company is using the equity basis of accounting to account for this investment and has included its investment in BeMetals in Mining Interests. The Company adjusts BeMetals financial results, where appropriate, to give effect to uniform accounting policies.

The trading price of BeMetals on December 31, 2021 was Cdn $0.24 per share which corresponds to a quoted market value of $6 million (at a closing exchange rate of Cdn $1.27 per US$) for the Company's investment.

The following table summarizes the change in the carrying amount of the Company's investment in BeMetals:

$

Balance at December 31, 2020	—
Share consideration on Kronk sale	4,741
Purchase of BeMetals shares	5,945
Share of net loss for the year	(164)
Loss on dilution	(14)
Balance at December 31, 2021	10,508

The equity accounting for BeMetals is based on its most recent published results to September 30, 2021. BeMetals files its financial results in Canadian dollars. The Condensed Interim Consolidated Statement of Financial Position has been converted to United States dollars at a rate of Cdn. $1.27 and the Condensed Statement of Loss and Comprehensive Loss has been converted at a rate of Cdn. $1.25. The following is a summary of the Condensed Interim Consolidated Statement of Financial Position of BeMetals at September 30, 2021 on a 100% basis: Current assets - $7 million, non-current assets - $22 million, total assets - $29 million, and net assets - $29 million. The following is a summary of the Condensed Interim Consolidated Statement of Operations of BeMetals for the nine months ending September 30, 2021 on a 100% basis: Other expenses - $1 million, stock-based compensation - $1 million, and net loss and comprehensive loss - $1 million.

Disposal of Ondundu

On December 31, 2021, the Company entered into an agreement with Osino Resources Corp. ("Osino") for the sale of the Ondundu Property in Namibia. The measurement of consideration is as follows:
•$4 million in cash to be received upon closing;
•$5 million of Osino common shares to be received upon closing;
•$4 million in cash to be received six months after closing;
•$2.5 million to be received upon the earlier of (i) completion of a feasibility study including the Ondundu Property or (ii) first gold production from the property, to which no value has been assigned.

As a result of entering into the agreement, the Ondundu Property has been written-down to its fair value less cost to sell resulting in an impairment loss of $6 million being recognized in the Consolidated Statement of Operations for the year ended December 31, 2021. The remaining value of the Ondundu Property of $13 million has been classified as an asset held for sale on the Consolidated Balance Sheet at December 31, 2021.

Investment in Calibre

At December 31, 2021, the Company owned approximately 33% of the outstanding common shares of Calibre. The trading price of Calibre on December 31, 2021 was Cdn $1.34 per share which corresponds to a quoted market value of $117 million (at a closing exchange rate of Cdn $1.27 per US$) for the Company's investment in Calibre.
The following table summarizes the change in the carrying amount of the Company's investment in associate:

$

Balance at December 31, 2019	53,471
Share of net income for the year	22,167
Gain on dilution	597
Balance at December 31, 2020	76,235
Share of net income for the year	17,707
Loss on dilution	(214)
Balance at December 31, 2021	93,728

The equity accounting for Calibre is based on its published results to September 30, 2021 and an estimate of results for the period of October 1, 2021 to December 31, 2021. The following is a summary of the Condensed Interim Consolidated Statement of Financial Position of Calibre at September 30, 2020 on a 100% basis: Current assets - $129 million, non-current assets - $288 million, total assets - $417 million, current liabilities - $45 million, non-current liabilities - $96 million and net assets - $276 million. The following is a summary of the Condensed Interim Consolidated Statement of Operations of Calibre for the nine months ending September 30, 2020 on a 100% basis: Revenues - $240 million, production costs - $125 million, royalties and production taxes - $9 million, depreciation and depletion - $24 million, general and administrative expense - $5 million, stock-based compensation - $2 million, current income tax expense - $20 million, deferred income tax expense - $8 million and net income - $44 million. The Company's equity share of Calibre's estimated net income for the year ended December 31, 2021 was $18 million (2020 - $22 million).

Menankoto

The Company, through its Malian subsidiary Menankoto SARL (“Menankoto”), applied for the renewal of the Menankoto exploration permit (the “Menankoto Permit”) in early February 2021, which was not granted. After ongoing discussions with the Malian Government were not ultimately successful in resolving the situation, on June 24, 2021 the Company announced that it had formally commenced arbitration proceedings against the Republic of Mali. The arbitration commenced pursuant to the arbitration clause set out in the Menankoto mining convention (the “Convention”) governed by the 2012 Malian Mining Code (“2012 Mining Code”), on the basis that the Republic of Mali breached its obligations under the Convention and under the 2012 Mining Code. On February 2, 2022 the Company announced that B2Gold’s Malian subsidiary had now received the new Menankoto Permit, issued by the Government of Mali in compliance with the procedures and requirements set out under the Malian 2019 Mining Code, which provides for an initial term of three years and two additional three year renewal periods. B2Gold’s Malian subsidiary has now withdrawn the international arbitration proceedings against the Republic of Mali.

The Company considered the non-renewal of the Menankoto Permit to be an indicator of impairment for its Menankoto Property, which has a carrying value of $34 million. The Company conducted an impairment analysis whereby the carrying value of the Menankoto Permit was compared to an estimate of its recoverable amount which was determined to be its fair value less costs of disposal (“FVLCD”). FVLCD was determined based on the weighted-average probabilities of renewal of the Menankoto Permit through available legal remedies, the value of the property based on the value per ounce of gold determined by using comparable market transactions, and estimated mineral resources of the Menankoto Property prepared by appropriately qualified persons (management specialists). The Company’s analysis concluded that the Menankoto Property was not impaired.

Masbate impairment reversal

During the year ended December 31, 2014, the Company recorded a pre-tax impairment charge of $436 million on the carrying value of Masbate Mine property, plant and equipment. The net impairment recorded in the Consolidated Statement Operations, after taking into account a deferred income tax recovery of $131 million, was $305 million. Subsequently, during the year ended December 31, 2019, after reflecting the amount of depreciation that would have been recorded had the assets not been impaired, the Company recorded a pre-tax impairment reversal of $100 million on the carrying value of Masbate Mine property, plant and equipment. The net impairment reversal recorded in the statement operations in 2019, after taking into account a deferred income tax expense of $30 million, was $70 million.

During the year-ended December 31, 2020, the long-term consensus gold price continued to be above the long-term gold price assumptions used in the Company’s reserve estimations and life-of-mine plans. Consequently, during the year-ended December 31, 2020, the Company revised its long-term gold price estimate to $1,500 per ounce of gold. The increase in the long-term gold price was an indicator of impairment reversal. The Company performed an impairment reversal test on the Masbate Mine cash-generating unit (“CGU”) as at September 30, 2020.

The carrying values of the Masbate Mine property, plant and equipment were compared to the mine’s recoverable amount which was determined to be its FVLCD at September 30, 2020. To estimate the recoverable amount of the Masbate Mine’s CGU for impairment reversal, the Company utilized a discounted cash flow model incorporating estimates and assumptions that included such factors as reserves and resources, future production levels, metallurgical recovery estimates, operating and capital costs, future metal prices and the discount rate. Management’s estimate of the FVLCD of its CGUs is classified as level 3 in the fair value hierarchy. The Company’s estimate of future cash flows is subject to risks and uncertainty and, therefore, could change in the future if the underlying assumptions change.

Key assumptions used for the impairment tests were:

	2020	2019

Long-term gold price	$1,500/ounce	$1,350/ounce
Silver price	$17/ounce	$17/ounce
Estimated final year of production	2036	2036
Discount rate	5%	5%

The Company concluded that the carrying values of the Masbate Mine property, plant and equipment at September 30, 2020 was lower than the FVLCD and, combined with the previous impairment reversal, resulted in a complete reversal of the remainder of the original impairment loss recorded in 2014. After reflecting the amount of depreciation that would have been recorded had the assets not been impaired, the Company recorded a pre-tax impairment reversal of $174 million in the Consolidated Statement of Operations for the year ended December 31, 2020. The net impairment reversal recorded in the Consolidated Statement of Operations for the year ended December 31, 2020, after taking into account a deferred income tax expense of $52 million, was $122 million.

Other

During the year-ended December 31, 2020, the Company wrote-off $11 million relating to non-core properties in Mali, Burkina Faso, Botswana and Ghana.

As at December 31, 2021 the Company had recorded leased assets of $25 million under IFRS 16. The leased assets primarily consisted for the corporate office of $21 million (cost of $25 million net of $4 million in accumulated depreciation) included in Corporate & Other and other leased assets of $4 million (cost of $8 million net of accumulated depreciation of $4 million) included with their respective mineral properties.